UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2022

LOGIQ, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51815	46-5057897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079 New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(808) 829-1057

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The following changes to officer and director roles at Logiq, Inc., a Delaware corporation (the “Company”) occurred on the dates listed below.

Officer Changes

Effective January 2, 2023, Chris Andrews, 46, was appointed to serve as the Company’s Chief Operating Officer. Mr. Andrews previously served as the Chief Digital Officer of MediaJel, Inc. from June 15, 2021 to December 31, 2022, a digital marketing company for businesses in regulated industries. Prior to that, Mr. Andrews held the Chief Digital Officer role of Kubient, Inc. (Nasdaq: KBNT) from June 17, 2019 to May 31, 2021. From March 2017 to June 2019, he was employed as the Chief Technology Officer of Ogilvy CommonHealth Worldwide, a healthcare-focused marketing, branding and advertising agency that is a subsidiary of WPP plc (NYSE:WPP), arguably the world’s largest advertising company. From November 2006 to February 2017, he was the Chief Information Officer of Ogilvy CommonHealth Worldwide. Mr. Andrews holds a Bachelor of Science and Masters of Business Administration from the New Jersey Institute of Technology.

There is no arrangement or understanding between Mr. Andrews and any other person pursuant to which Mr. Andrews was appointed as Chief Operating Officer. There are no family relationships between Mr. Andrews and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Andrews has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On December 29, 2022, John MacNeil, the Company’s previous Chief Operating Officer, notified the Company of this resignation from his role, effective December 30, 2022. Mr. MacNeil’s departure was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Board Changes

On December 28, 2022, Matthew Burlage, Josh Jacobs and Lea Hickman resigned from their positions as members of the board of directors (the “Board”) of the Company. Mr. John MacNeil also resigned from his position as member of Board effective December 30, 2022. None of the directors’ departures were the result of any dispute or disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Brent Suen, Lionel Choong and Ross O’Brien will continue to serve as directors on the Company’s Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: January 4, 2023	By:	/s/ Brent Suen
Brent Suen
Chief Executive Officer

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